SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C.  20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                     Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2003


                            ADVANT-E CORPORATION
                          ------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                           0-30983           88-0339012
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(State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)    Number)           Identification No.)


2680 Indian Ripple Rd., Dayton, OH                      45440
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  937-429-4288


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        (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 24, 2003, Advant-e Corporation issued a press release announcing that one third of its principal convertible debt had been exchanged for restricted stock. The text of the release is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
   (c)   EXHIBITS.

   Exhibit                                                             Method
   Number                     Description                             of Filing
   -------                    -----------                             ---------

    99.1                 Company Press Release                          Filed
                                                                       Herewith


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          Advant-e Corporation
                                                          --------------------
                                                              (Registrant)


November 24, 2003                                   By:  /s/ Jason K. Wadzinski
                                                         ----------------------
                                                             Jason K. Wadzinski
                                                        Chief Executive Officer


EXHIBIT 99.1 - COMPANY PRESS RELEASE

Monday, November 24, 2003

            Advant-e Corporation Announces Debt Conversion

    One Third of Principle Convertible Debt Exchanged for Restricted Stock

DAYTON, Ohio, November 24, 2003 -- Advant-e Corporation (OTC Bulletin Board:
AVEE), a provider of Internet-based business-to-business electronic commerce services, today announced that one of the largest investors in its 15% convertible debt has opted to convert $250,000 into Advant-e common stock according to the terms of the September 27, 2001 agreement at $1.06 per share.

Advant-e raised $775,000 with convertible debt offerings in 2001 and 2002 to facilitate development and marketing of its Internet-based Business-to-Business electronic commerce services. With the conversion of $250,000 into common stock and the previous retirement of $25,000 in principle debt, the outstanding principle balance of convertible debt is now $500,000.

Jason K. Wadzinski, President and CEO of Advant-e, stated, "We are pleased when investors in our convertible debt decide to convert their debt into common stock. We believe this decision is a huge vote of confidence in us and may be based on our recent results and business plan moving forward. We will strive to continue to improve our balance sheet in 2004 and retire debt whenever possible."

Advant-e Corporation will be filing a registration statement on form SB-2 with the Securities and Exchange Commission to register all of the shares associated with the Company's convertible debt and warrants associated with the debt offering in the near future.

About Advant-e Corporation

Advant-e, via its wholly owned and sole operating subsidiary Edict Systems, Inc., is a provider of Business-to-Business electronic commerce software and Internet-based applications specializing in Electronic Data Interchange (EDI) and XML-based solutions for recurring transactions. Advant-e specializes in horizontal transaction services via EnterpriseEC(r), an Internet-based Electronic Business Transaction Network, and within specific vertical industries via web-based "vortals" including www.GroceryEC.com, www.RetailEC.com, www.CPGSupplier.com, www.LogisticsEC.com, and www.MfgEC.com.

In addition to Internet and web-based e-commerce solutions, Edict Systems also provides e-commerce integration and bar coding applications via its FORMULA_ONE(r) translation software and Bar Code Label Modules. Additional information about Advant-e Corporation can be found at www.Advant-e.com and www.edictsystems.com or by contacting investor relations at (937) 429-4288. The company's email is info@edictsystems.com.

The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the company. Although the company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, or general economic risks and uncertainties.